Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS





To the Board of Directors
Environment One Corporation


We consent to the use of our report, included in the December 31, 1995 Annual Report on Form 10-KSB of Environment One Corporation, incorporated herein by reference.


                                                      /s/ KPMG Peat Marwick, LLP



Albany, New York
October 31, 1996